Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions

C.  ACQUISITIONS

In late 2011, the Company acquired a small manufacturer of hot tubs in the Plumbing Products segment; this business allows the Company to expand its spa offering into additional price point categories. The total net cash purchase price was $10 million in 2011. The results of this acquisition are included in the consolidated financial statements from the date of acquisition.

Certain purchase agreements provided for the payment of additional consideration in cash, contingent upon whether certain conditions are met, including the operating performance of the acquired business. At December 31, 2012 and 2011, there was no outstanding contingent consideration.